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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported) : December 31, 2001

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                       MEDSTRONG INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

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

           Delaware                                                        95-4855709
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 (State or Other Jurisdiction             (Commission                    (IRS Employer
       of Incorporation)                  File Number)                Identification No.)


500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA                      90274
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(Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code                        (310) 544-9900
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ITEM 5.  OTHER EVENTS

         MedStrong International Corporation completed its initial public offering on December 31, 2001. The company sold 4,302,000 units, consisting of 4,302,000 shares of common stock and 4,302,000 warrants to purchase common stock, at a purchase price equal to $.50 per unit. The total amount raised in the offering was $2,151,000. The company's common stock and warrants to purchase common stock will trade on the OTC Bulletin Board under the trading symbols MSRG and MSRGW respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Filed herewith is the Company's press release dated January 29, 2002.

99.2     Filed herewith is the Company's press release dated February 7, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MEDSTRONG INTERNATIONAL CORPORATION



Date:  February 28, 2002                     /s/ Jerry R. Farrar
                                             -------------------
                                             Jerry R. Farrar, President